Exhibit 99.1

                             Kerr-McGee Corporation
                   Projected Daily Average Production Volumes
As of August 2004
                                                                 2004 Production Forecast
                      --------------------------------------------------------------------------------------------------------------
                            1-Qtr                  2-Qtr                  3-Qtr                  4-Qtr                   Year
                      -----------------      -----------------      -----------------      -----------------       -----------------
                            Actual                 Actual               Projected              Projected               Projected
Crude Oil
(BOPD)
  Onshore              18,800 -  18,800       19,800 -  19,800       35,000 -  37,000       35,000 -  38,000        27,200 -  28,400
  Offshore             57,500 -  57,500       57,000 -  57,000       58,000 -  62,000       53,000 -  58,000        56,400 -  58,600
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------
    U.S.               76,300 -  76,300       76,800 -  76,800       93,000 -  99,000       88,000 -  96,000        83,600 -  87,000
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------

  North Sea            66,900 -  66,900       63,700 -  63,700       54,000 -  60,000       60,000 -  66,000        61,100 -  64,100
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------

  Other International       0 -       0            0 -       0        9,000 -  11,000       15,000 -  17,000         6,000 -   7,000
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------

    Total             143,200 - 143,200      140,500 - 140,500      156,000 - 170,000      163,000 - 179,000       150,700 - 158,100
                      =======   =======      =======   =======      =======   =======      =======   =======       =======   =======


Natural Gas
(MMCF/D)                    1-Qtr                  2-Qtr                  3-Qtr                  4-Qtr                   Year
                      -----------------      -----------------      -----------------      -----------------       -----------------
  Onshore                 322 -     322          334 -     334          625 -     655          645 -     670           482 -     496
  Offshore                328 -     328          314 -     314          395 -     435          450 -     500           372 -     395
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------
    U.S.                  650 -     650          648 -     648        1,020 -   1,090        1,095 -   1,170           854 -     891
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------

  North Sea               113 -     113           92 -      92           40 -      50           80 -      90            81 -      86
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------

  Other International       0 -       0            0 -       0            0 -       0            0 -       0             0 -       0
                      -------   -------      -------   -------      -------   -------      -------   -------       -------   -------

    Total                 763 -     763          740 -     740        1,060 -   1,140        1,175 -   1,260           935 -     977
                      =======   =======      =======   =======      =======   =======      =======   =======       =======   =======

BOE/D                 270,300 - 270,300      263,800 - 263,800      332,700 - 360,000      358,800 - 389,000       306,500 - 320,900
                      =======   =======      =======   =======      =======   =======      =======   =======       =======   =======


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        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions in areas where Kerr-McGee operates, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.
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